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                                                                    EXHIBIT 10.6

         The form of Convertible Subordinated Note dated as of July 9, 1999 is hereby amended to add the following information:


                    Schedule to Convertible Subordinated Note

Name of Purchaser                                     Principal Amount of Note
-----------------                                     ------------------------
FdG-Chase Capital Partners LLC                                $292,683
FdG Capital Partners, LLC                                    $3,707,317
Jeffrey Horowitz July, 1999 GRAT                             $1,000,000
Helen Horowitz July, 1999 GRAT                               $1,000,000
CB Capital Investors, Inc.                                   $4,000,000